Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seaport Calibre Materials Acquisition Corp. (the “Company”) on Form 10-Q for the three months ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Tumulty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

May 13, 2022	/s/ James Tumulty
James Tumulty
Chief Executive Officer
(Principal Executive Officer)